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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 1999

                       HIGHWAYMASTER COMMUNICATIONS, INC.
                (Exact name of Company as specified in charter)


         Delaware                  000-26140               51-0352879
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)

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                                 1155 Kas Drive
                            Richardson, Texas 75081
                    (Address of principal executive offices)

                                 (972) 301-2000
               (Company's telephone number, including area code)


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ITEM 4.  CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

HighwayMaster Communications, Inc. (the "Company") has dismissed its independent auditors, PricewaterhouseCoopers LLP, effective as October 13, 1999. The Audit Committee of the Company's Board of Directors recommended this action to the Company's Board of Directors who subsequently approved this action. The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the fiscal years ended December 31, 1998 (the "1998 fiscal year") and December 31, 1997 (the "1997 fiscal year") did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the 1997 fiscal year, the 1998 fiscal year and the period since the end of the 1998 fiscal year, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers
LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. In addition, during the 1997 fiscal year, the 1998 fiscal year and the period since the end of the 1998 fiscal year, there were no "reportable events" within the meaning of Item
304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 20, 1999, is filed as Exhibit
16 to this Form 8-K.

The Company engaged Arthur Andersen LLP as its new independent accountants as of October 13, 1999. During the 1997 fiscal year, the 1998 fiscal year and the period since the end of the 1998 fiscal year, the Company has not consulted with Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor was oral advice provided that Arthur Andersen LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16-- Letter regarding change in certifying accountant.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HIGHWAYMASTER COMMUNICATIONS, INC.




Date:  October 20, 1999                By: /s/ Jana Bell
                                           ------------------------------------
                                           Jana Ahlfinger Bell
                                           President and
                                           Chief Executive Officer

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                                 EXHIBIT INDEX

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
Exhibit
No.               Description
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
16                Letter regarding change in certifying accountant.
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